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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: December 17, 2001


                        CHASE MANHATTAN AUTO OWNER TRUST
                  Series 1998-A, Series 1998-B, Series 1998-C,
                 Series 2000-A, Series 2001-A and Series 2001-B
--------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


      United States                    333-7575                   22-2382028
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
of incorporation)                                            Identification No.)


          White Clay Center, Building 200, Newark, DE           19711
         --------------------------------------------         ---------
         (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5000


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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On December 17, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 1998-A, Series 1998-B, Series 1998-C, Series 2000-A, Series 2001-A and Series 2001-B. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly statements to certificateholders with respect to the December 17, 2001 distribution.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 21, 2001


                                        By: CHASE MANHATTAN BANK USA,
                                            NATIONAL ASSOCIATION
                                            as Servicer


                                        By: /s/ Patricia Garvey
                                            -----------------------------------
                                            Name: Patricia Garvey
                                            Title: Vice President


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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                           Description
------------                          -----------
20.1                                  Monthly Statements to Certificateholders
                                      dated December 17, 2001.